SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 5, 2020

VARIAN MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 493-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	VAR	New York Stock Exchange

Item 8.01.	OTHER EVENTS.

As previously announced, on August 2, 2020, Varian Medical Systems, Inc., a Delaware corporation (“Varian”), Siemens Healthineers Holding I GmbH, a company organized under the laws of Germany (“Parent”), Falcon Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and, with respect to certain provisions, Siemens Medical Solutions USA, Inc., a Delaware corporation (the “Guarantor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into Varian (the “Merger”), with Varian surviving the Merger as a wholly owned subsidiary of Parent. In connection with the Merger Agreement, on September 14, 2020, Varian filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).

As previously disclosed in the Proxy Statement, as of September 11, 2020, three lawsuits (collectively, the “Actions”), including two purported class action lawsuits, have been filed by purported Varian stockholders in connection with the Merger. On August 31, 2020, a purported Varian stockholder filed a lawsuit against Varian and the members of Varian’s board of directors alleging that the Proxy Statement contained alleged material misstatements and/or omissions in violation of federal law. The lawsuit is captioned Stein v. Varian Medical Systems, Inc., et al., Case 3:20-cv-6140 and is pending in the United States District Court for the Northern District of California. On September 3, 2020, two purported class action lawsuits were filed against the same defendants by purported Varian stockholders asserting similar claims: Kent v. Varian Medical Systems, Inc., et al., Case 1:20-cv-1178, pending in the United States District Court for the District of Delaware, and Zimmer v. Varian Medical Systems, Inc., et al., Case 4:20-cv-6266, pending in the United States District Court for the Northern District of California.

The complaints generally allege that the Proxy Statement filed by Varian in connection with the Merger fails to disclose allegedly material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder. The alleged omissions relate to (i) certain financial projections of Varian, and (ii) certain financial analyses of Varian’s financial advisor. Plaintiffs seek, among other things, to enjoin Varian from consummating the Merger, or in the alternative, rescission of the Merger and/or compensatory damages.

While Varian believes that no supplemental disclosures are required under applicable laws, to reduce the costs, risks and uncertainties inherent in litigation, on October 5, 2020, Varian reached an agreement to resolve the Actions in exchange for voluntarily making certain disclosures below that supplement and revise those contained in the Proxy Statement. Plaintiffs in the Actions have agreed that, following the filing of this 8-K, they will dismiss the Actions in their entirety, with prejudice as to the named plaintiffs only and without prejudice to all other members of the putative class. Varian denies that any of the defendants have committed or assisted others in committing any violations of law. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

The following supplemental disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. For clarity, new text within restated paragraphs (other than tables) from the Proxy Statement are highlighted with bold, underlined text.

Supplemental Disclosures

Amending and restating the last paragraph on page 48 as follows:

Illustrative Discounted Cash Flow Analysis. Using the Varian Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on Varian. Using discount rates ranging from 8.00% to 9.00%, reflecting estimates of Varian’s weighted average cost of capital, Goldman Sachs discounted to present value as of July 3, 2020 (i) estimates of unlevered free cash flow for Varian for the fourth fiscal quarter of 2020 and the fiscal years 2021 through 2030 as reflected in the Varian Projections and (ii) a range of illustrative terminal values for Varian, which were calculated by applying perpetuity growth rates ranging from 2.25% to 2.75%, to a terminal year estimate of the free cash flow to be generated by Varian, as reflected in the Varian Projections (which analysis implied exit terminal year EV / LTM EBITDA multiples ranging from 10.6x to 13.6x). Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. In addition, stock based compensation expense was treated as a cash expense for purposes of determining unlevered free cash flow. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Varian Projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for Varian by adding the ranges of present values it derived above. Goldman Sachs then subtracted an amount of net debt ranging from $175 to $178 million (per information provided by the management of Varian) from the range of illustrative enterprise values it derived for Varian to derive a range of illustrative equity values for Varian. Goldman Sachs then divided the range of illustrative equity values it derived by a number of fully diluted outstanding shares of Varian common stock using the treasury stock method ranging from 92.2 to 92.6 million, to derive a range of illustrative present values per share of Varian common stock ranging from $153 to $198, rounded to the nearest dollar.

Amending and restating the second paragraph from the bottom of page 49 as follows:

Premia Analysis. Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for 83 transactions announced since August 2015 involving a public company based in the United States as the target where the disclosed enterprise values for each transaction was greater than $10 billion. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premia of the price paid in each transaction relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 27% across the period. This analysis also indicated a 25th percentile premium of 17% and a 75th percentile premium of 42% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premia of 17% to 42% to the undisturbed closing price per share of Varian common stock of $142.72 as of July 31, 2020 and calculated a range of implied equity values per share of Varian common stock of $167 to $203, rounded to the nearest dollar.

Amending and restating the last paragraph on page 52 as follows:

The following table presents the estimated amounts of Adjusted EBIT and unlevered free cash flow of Varian, respectively, as calculated by Goldman Sachs using the Varian Projections provided by Varian management for purposes of Goldman Sachs’ financial analyses described in the section entitled “—Opinion of Varian’s Financial Advisor.” In addition, Goldman Sachs calculated an estimate of Varian’s LTM EBITDA as of July 3, 2020 of $557 million using the Varian Projections provided by Varian management for purposes of Goldman Sachs’ financial analyses described in the section entitled “—Opinion of Varian’s Financial Advisor.”

	Q4 2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
Adj. EBIT (Non-GAAP)(1)	$106	$434	$616	$718	$884	$1,054	$1,214	$1,391	$1,572	$1,777	$1,973
(-) Taxes	$(29)	$(100)	$(142)	$(165)	$(203)	$(242)	$(279)	$(320)	$(362)	$(409)	$(454)
(+) Depreciation and Amortization	$26	$88	$94	$98	$105	$114	$123	$131	$140	$148	$156
(-) Capital Expenditures and Working Capital Usage	$(40)	$(169)	$(181)	$(174)	$(208)	$(241)	$(267)	$(260)	$(260)	$(240)	$(269)
Unlevered Free Cash Flow	$64	$253	$387	$477	$577	$685	$791	$943	$1,090	$1,277	$1,405

(1)	Adjusted EBIT (Non-GAAP) is a non-GAAP measure and means our Adjusted Operating Earnings as further adjusted to exclude amortization (i.e., after giving effect to amortization expense).

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on September 14, 2020. Varian commenced mailing the Proxy Statement and a proxy card to its stockholders on or about September 14, 2020. Varian has also filed and will file other materials with the SEC in connection with the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Varian has filed or may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain copies of the Proxy Statement and will be able to obtain other documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, copies of the Proxy Statement and other documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction; (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; (27) risks associated with transaction-related litigation; and (28) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2020

VARIAN MEDICAL SYSTEMS, INC.

By:	/s/ Michael D. Hutchinson
Name:	Michael D. Hutchinson
Title:	SVP, Chief Legal Officer, Corporate Secretary